Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Byron D. Hewett, Chief Executive Officer of Immunicon Corporation (the “Company”), hereby certify that:

(1) The Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2007 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Byron D. Hewett
Byron D. Hewett Chief Executive Officer

May 10, 2007